EXHIBIT 21
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                                   SUSIDIARIES

                             as of February 28, 1999


AWL of Massachusetts, Inc.
CCM Municipal Services, Inc.
Continental Mobil Home Brokerage Corporation
Countrywide Agency of New York, Inc.
Countrywide Agency of Ohio, Inc.
Directnet Insurance Agency, Inc. (formerly Countrywide Agency, Inc.)
Countrywide Aircraft Corporation
Countrywide Capital I
Countrywide Capital II
Countrywide Capital III
Countrywide Capital Markets, Inc.
Countrywide Field Services Corporation
Countrywide Financial Services, Inc.
Countrywide Fund Services, Inc.
Countrywide General Agency of Texas, Inc.
Countrywide GP, Inc.
Countrywide Home Loans of Minnesota, Inc.
Countrywide Home Loans of New Mexico, Inc.
Countrywide Home Loans of Texas, Inc.
Countrywide Home Loans, Inc.
Countrywide Insurance Agency of Massachusetts, Inc.
Countrywide Insurance Agency of Ohio, Inc.
Countrywide Insurance Group, Inc.
Countrywide Insurance Services of Texas, Inc.
Countrywide Insurance Services, Inc (an Arizona corporation)
Countrywide Insurance Services, Inc. (a California corporation)
Countrywide Investments, Inc.
Countrywide Lending
Countrywide LP, Inc.
Countrywide Mortgage Pass-Thru Corporation
Countrywide Parks I, Inc. (Pecan Plantation)
Countrywide Parks V, Inc. (Paradise Village)
Countrywide Parks VI, Inc. (Quail Run)
Countrywide Parks VII, Inc. (Allison Acres)
Countrywide Parks VIII, Inc. (Northwest Pines)
Countrywide Partnership Investments, Inc.
Countrywide Realty Partners, Inc.
Countrywide Securities Corporation
Countrywide Servicing Exchange
Countrywide Tax Services Corporation
CTC Real Estate Services (formerly CTC Foreclosure Services Corporation) CW Fund Distributors, Inc.
CWABS, Inc.
CWHL Funding Corporation
CWMBS, Inc.
CW Securities Holdings, Inc.
Full Spectrum Lending, Inc.
IndyMac, Inc
HomeSafe Termite Inspection, Inc.
LandSafe Appraisal Services, Inc.
LandSafe Credit, Inc.
LandSafe Flood Determination, Inc.
LandSafe Home Inspection Services, Inc
LandSafe, Inc.
LandSafe Real Estate Partnership Services, Inc.
LandSafe Services, Inc.
LandSafe Servicing, Inc.
LandSafe Title Agency, Inc.
LandSafe Title Agency of New York, Inc.
LandSafe Title Agency of Ohio, Inc.
LandSafe Title of California, Inc.
LandSafe Title of Florida, Inc.
LandSafe Title of Illinois, Inc.
LandSafe Title of Indiana, Inc.
LandSafe Title of Maryland, Inc.
LandSafe Title of Michigan, Inc.
LandSafe Title of Nevada, Inc.
LandSafe Title of Texas, Inc.
LandSafe Title of Washington, Inc.
Second Charter Reinsurance Company
Suedore Limited
The Countrywide Foundation

         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender



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                                             ABN AMRO BANK, N.V., as a Lender


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                                             BARCLAYS BANK PLC, as a Lender



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        DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, as a Lender



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                                         BANQUE NATIONALE DE PARIS, as a Lender



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                                             BANQUE PARIBAS, as a Lender


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                                             BANK OF HAWAII, as a Lender



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                             COMMERZBANK, AG, LOS ANGELES BRANCH, as a Lender

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                            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                            NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Lender



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ACKNOWLEDGED and AGREED TO as of the date first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC.,
a Delaware corporation



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Title ____________________________________________